Annual Report


                               [GRAPHIC OMITTED]


                                                            MARCH 31, 2002







TEMPLETON EMERGING MARKETS
APPRECIATION FUND, INC.


[logo omitted]
FRANKLIN TEMPLETON
   INVESTMENTS

     THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS
            TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO FUND SHARE PRICES. WE APPRECIATE YOUR
                  PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS
                                                             IN THE YEARS AHEAD.


[PHOTO OMITTED]


MARK MOBIUS
PRESIDENT
TEMPLETON EMERGING MARKETS
APPRECIATION FUND, INC.

Mark Mobius has been living in emerging market countries since earning his Ph.D in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON EMERGING MARKETS APPRECIATION FUND SEEKS CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN A PORTFOLIO OF EQUITY SECURITIES AND DEBT OBLIGATIONS OF ISSUERS IN EMERGING MARKET COUNTRIES.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Templeton Emerging Markets Appreciation Fund covers the fiscal year ended March 31, 2002. The global macroeconomic environment for much of the period under review was extremely challenging. During the first half of the period, this was reflected in severe market volatility worldwide and falling equity valuations in many markets. However, toward the end of the period, many emerging market countries began to benefit from falling interest rates, favorable political trends, a stronger global economy and rising commodity prices. This improved economic outlook helped support equity markets, which finished the period on a positive note.

Marking a milestone in Taiwan's economic history, the island formally entered the World Trade Organization (WTO) in January 2002. In line with WTO regulations, Taiwan started to cut tariffs and lift import restrictions on a wide range of


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 12.




CONTENTS



Shareholder Letter .....................   1

Performance Summary ....................   8

Important Notice to
Shareholders ...........................   9

Financial Highlights &
Statement of Investments ...............  11

Financial Statements ...................  21

Notes to
Financial Statements ...................  24

Independent
Auditors' Report .......................  28

Tax Designation ........................  29

Directors and Officers .................  33



[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-free Income

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/02
Asia                                                     42.8%
Latin America                                            32.6%
Europe                                                   13.1%
Mid-East/Africa                                           8.5%
Short-Term Investments & Other Net Assets                 3.0%


products. To further improve the island's economic status, Taiwan officially lifted a 50-year ban on direct trade and investment in China.

Many Taiwanese companies began benefiting from investments on the mainland as well as the opening of trade and transport links between China and Taiwan. Furthermore, Taiwan, and particularly its electronics manufacturers, began to experience a recovery in sales and earnings mainly due to the increase in outsourcing orders from the U.S. and Europe. Greater political stability following the recent elections led to an inflow of funds into the island's stock market.

In Latin America, all eyes were on Argentina. Although the government was in talks with the International Monetary Fund (IMF) on resuming its suspended loan agreement, the introduction of numerous provincial currencies could make it difficult for the government to implement stringent monetary policies and implement spending cuts. In our view, both are essential to pulling the country out of fours years of recession. In Brazil, the presidential elections scheduled for this year may divert attention away from the implementation of needed reforms. However, over the long term, Brazil continues to work toward achieving economic recovery and attracting foreign investment.

On the African continent, expansionary fiscal policies in the form of lower taxes and government investment could allow South African gross domestic product growth to remain higher than the global average. A strengthening domestic economy could further support the country's recovery.

As a region, Eastern European stocks continued to outperform other emerging markets, with the Morgan Stanley Capital International (MSCI) Emerging Markets
(EM) Eastern Europe

Index gaining 38.47% during the period. 1 Many Eastern European markets benefited from economic reforms as they tried to meet requirements to join the European Monetary Union. Elsewhere, increasing cooperation between Turkey and the U.S. in its war against terrorism could certainly be working in Turkey's favor. Additionally, the IMF approved US$16.2 billion stand-by credit for the nation. We believe that Turkey's increasing importance to the Western world could provide it with much-needed support to help pull itself out of an economic crisis. As a result, over the long term we expect the Fund to benefit from its positions in Turkey.

Because of the rally that began in the fourth quarter of 2001, the South Korean market was Asia's best performer during the past 12 months. The MSCI South Korea Index rose 88.15% for the period, as the nation recorded higher growth than its Asian neighbors, and technology-related stocks experienced substantial price increases as investors returned to the sector after the 2000 technology sector crash. 2 In addition to the nation's electronics sector recovery, continued improvements in consumer confidence, largely driven by expectations for economic activity due to the upcoming World Cup and Asian Games, contributed to South Korea's performance.

Within this environment, Templeton Emerging Markets Appreciation Fund posted a +27.68% cumulative total return in market-price terms for the year ended March 31, 2002, as shown in the Performance Summary on page 8. Based on change in net asset value, the Fund's cumulative total return

1. Source: Standard & Poor's Micropal. The unmanaged MSCI Emerging Markets Eastern European Index measures the total return (dividends are reinvested) of securities in emerging markets in Eastern Europe. The securities in the index are market capitalization-weighted.
2. Source: Standard & Poor's Micropal. The unmanaged MSCI South Korea Index measures the total return (dividends are reinvested) of equity securities in South Korea. Securities included in the index are market capitalization-weighted.







ASSET ALLOCATION
Based on Total Net Assets
3/31/02
Equity                                                    64.1%
Fixed Income Securities                                   32.9%
Short-Term Investments & Other Net Assets                  3.0%

TOP 10 COUNTRIES*
3/31/02

                   % OF TOTAL
                   NET ASSETS
--------------------------------

Mexico                 13.5%

Brazil                 13.4%

South Africa            8.1%

South Korea             7.8%

Taiwan                  6.7%

Turkey                  6.2%

Hong Kong               5.3%

China                   3.3%

Indonesia               3.0%

Singapore               2.4%



* Excludes short-term investments and other net assets.





for the same period was +12.60%. The MSCI Emerging Markets Free Index and J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) returned 15.02% and 3.62% during the same time. 3

The technology implosion and reduced export demand for electronics -- especially from the U.S. -- caused share prices to fall substantially during the first half of the period. We sought to take advantage of the price weakness to increase the Fund's exposure to what we considered solid companies with strong manufacturing expertise and superior technology at cheap prices.

We increased the Fund's holdings in China "H" shares (Hong Kong-listed Chinese companies) and "Red Chip" shares (Hong Kong companies with significant exposure to China), as we believed that a large number of these companies are well-positioned to benefit from China's accession into the WTO, strong domestic growth as well as its low cost manufacturing ability and cheap resources. We also increased our holdings in Hong Kong. We reduced our exposure to Thailand during the period, as the strong market performance provided us the opportunity to take profits and switch into value stocks in other geographic markets. Although the South Korean and Taiwanese markets surged significantly over the past six months, we believe that many stocks recently traded at appealing valuations, providing us with ample investment opportunities.






3. Sources: Standard & Poor's Micropal; J.P. Morgan. The unmanaged MSCI Emerging Markets Free Index measures the total return (dividends are reinvested) of securities located in 25 emerging market countries in regions such as Latin America, Eastern Europe and Asia. Only securities available to foreign (non-local) investors are included, and all securities in the index are capitalization-weighted (shares outstanding times price). The unmanaged J.P. Morgan EMBI+ tracks total returns (dividends are reinvested) for external debt instruments in 17 emerging market countries. Market return is measured in U.S. dollars.
One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

In Latin America, we lowered the Fund's exposure to Mexico as corporate earnings looked weak due to a general economic slowdown. We sold the last of the Fund's Venezuelan holdings, telecommunications provider CA Nacional de Telefono de Venezuela (CANTV), because we think Venezuela's continued political instability and increased domestic competition may have an adverse impact on earnings. We gained exposure to Peru as a result of our investment in Credicorp Ltd., a financial services holding company with, in our view, attractive valuations, improving asset quality and sufficient financial disclosure.

Elsewhere, the Fund's relative exposure to South Africa fell slightly due to the country's weak currency. We continue to favor the South African market because of what we view as its sound judicial and regulatory structures, as well as the general adherence of the listed companies to accepted codes of corporate governance. We find that South African companies, for the most part, are well-managed and they not only enjoy a large domestic market but also an expanding market in Africa and other parts of the world.

Deteriorating corporate fundamentals led us to divest the Fund's Israeli and Finnish holdings. We eliminated our exposure to Pakistan with the sale of Hub Power, Pakistan's largest independent power producer, and Pakistan Telecom, Pakistan's primary telecommunications services provider.


OUTLOOK
Emerging markets have had more than their fair share of problems in the past few years, the most recent being the Argentine crisis. However, we believe 2002 may be different. As investors continue to maintain exposure to Latin America, we expect key markets such as Mexico and Brazil to continue to attract attention. Mexico's proximity to the U.S. and its inclusion in the North American Free Trade Agreement (NAFTA) could enable





TOP 10 HOLDINGS
3/31/02

COMPANY OR ISSUER
SECTOR/INDUSTRY,                  % OF TOTAL
COUNTRY                           NET ASSETS
-----------------------------------------------

Government of Brazil,
11.00%, 8/17/40                     4.0%
GOVERNMENT BONDS, BRAZIL

United Mexican States,
11.375%, 9/15/16                    3.0%
GOVERNMENT BONDS, MEXICO

United Mexican States,
9.875%, 1/15/07                     2.6%
GOVERNMENT BONDS, MEXICO

Republic of Philippines,
9.875%, 3/16/10                     2.4%
GOVERNMENT BONDS,
PHILIPPINES

Samsung Electronics Co.
Ltd., ord. & pfd.                   2.2%
SEMICONDUCTOR EQUIPMENT
& PRODUCTS, SOUTH KOREA

South African Breweries PLC         2.2%
BEVERAGES, SOUTH AFRICA

United Mexican States,
8.625%, 3/12/08                     1.8%
GOVERNMENT BONDS, MEXICO

Government of Brazil,
9.375%, 4/07/08                     1.7%
GOVERNMENT BONDS, BRAZIL

Kimberly Clark de Mexico
SA de CV, A                         1.7%
PAPER & FOREST PRODUCTS,
MEXICO

Minfin of Russia,
10.00%, 6/26/07                     1.7%
GOVERNMENT BONDS, RUSSIA
it to benefit if the anticipated recovery occurs in the U.S. later this year. The implementation of Brazilian minority shareholder rights legislation in March 2002 could lead to greater investor confidence in the nation's stock markets. Improving macroeconomic performances in many countries, if combined with low interest rates, and a marked improvement in investor sentiment toward emerging market investing should allow emerging markets to perform better over the long term. Thus, we intend to continue positioning the portfolio to benefit from the anticipated recovery ahead.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Mexico's equity market has increased 1,713% in the last 14 years, but has suffered 6 quarterly declines of more than 15% during that time. 4 While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. In addition, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. The Fund may also invest in "junk bonds," which entail greater credit risks than higher-rated bonds.







4. Source: Standard & Poor's Micropal. Based on quarterly percentage total return change over 14 years ended 3/31/02. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Mexico Free Index is market capitalization-weighted and measures the total return of equity securities in Mexico. The index includes only securities available to foreign (non-local) investors.

We thank you for your participation in Templeton Emerging Markets Appreciation Fund, welcome your comments and suggestions, and look forward to serving your future investment needs.

Sincerely,




/S/SIGNATURE
Mark Mobius
President
Templeton Emerging Markets Appreciation Fund, Inc.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of March 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 3/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION


                               CHANGE         3/31/02   3/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.89         $12.13    $11.24
Market Price (NYSE)            +$2.13         $11.65     $9.52
DISTRIBUTIONS (4/1/01-3/31/02)
Dividend Income                $0.4439


PERFORMANCE

                                                                     INCEPTION
                                              1-YEAR   5-YEAR         (5/9/94)
--------------------------------------------------------------------------------
Cumulative Total Return 1
  Based on change in net asset value          +12.60%  +13.34%         +46.68%
  Based on change in market price             +27.68%  +28.26%         +32.42%
Average Annual Total Return 1
  Based on change in net asset value          +12.60%   +2.54%         +4.97%
  Based on change in market price             +27.68%   +5.10%         +3.62%

For updated performance figures, call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.







1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Past expense reductions by the Fund's Business Manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.


--------------------------------------------------------------------------------
Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. The Fund may also invest in lower-rated "junk bonds," which entail greater risk than higher-rated bonds. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

IMPORTANT NOTICE TO SHAREHOLDERS


PROPOSED REORGANIZATION. On March 19, 2002, the Board of Directors of the Fund approved a proposal providing for the reorganization of the Fund into Templeton Developing Markets Trust ("Developing Markets Trust"), a registered open-end management investment company. The proposed reorganization involves Developing Markets Trust's acquisition of substantially all of the Fund's assets in exchange for Advisor Class shares of Developing Markets Trust and the distribution of Advisor Class shares of Developing Markets Trust to shareholders of the Fund as a part of the liquidation and dissolution of the Fund. This transaction, which is expected to be tax-free, is subject to the approval of the shareholders of the Fund, and, if approved, shares will be exchanged based on the respective net asset values of the Fund and Advisor Class shares of Developing Markets Trust. It is currently anticipated that during the six months after the reorganization, former Fund shareholders who redeem Advisor Class shares of Developing Markets Trust received in the reorganization, will pay a redemption fee of up to 2%. This redemption fee will be paid to Developing Markets Trust to help defray the transaction costs associated with such a redemption. The Fund's Board of Directors plans to submit the proposed reorganization to shareholders at the Fund's upcoming Annual Meeting of Shareholders currently scheduled for August 26, 2002. Any solicitation of proxies by the Fund in connection with its shareholder meeting will be made only pursuant to separate proxy materials filed under federal securities laws. It is anticipated that these materials will be available in Summer 2002. There can be no assurances that Fund shareholders will vote in favor of the proposed reorganization. In connection with the proposed reorganization transaction, the Fund and Developing Markets Trust intend to file relevant materials with the U.S. Securities and Exchange Commission ("SEC"), including a Form N-14 combined proxy statement for the Fund and registration statement for Developing Markets Trust that contains a prospectus. Because those documents contain important information, shareholders are urged to read them, if and when they become available. When filed with the SEC, they will be available at the SEC's website, www.sec.gov. Shareholders can also obtain copies of these documents and other transaction-related documents, when available, for free by calling the Fund at 1-800/342-5236.

SHARE REPURCHASE PROGRAM. On January 4, 2002, the Board of Directors discontinued the Fund's open-market share repurchase program.

NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), generally requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, substantially all of the Fund's assets (i.e., not less than 80% of its net assets) in a portfolio of equity securities and debt obligations of issuers in emerging market countries, effective July 31, 2002. In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's fundamental investment policy to invest substantially all of its assets (i.e., not less than 65% of total assets) in a portfolio of equity securities and debt obligations of issuers in emerging market countries remains the same.

INVESTMENT ADVISOR. In July 2001, Franklin Advisers, Inc. assumed the investment sub-advisory services previously provided to the Fund by Templeton Investment Counsel, LLC, through its Templeton Global Bond Managers division. Members of the investment management team previously employed by Templeton Investment Counsel continue to be responsible for the Fund's day-to-day management of the debt component of the Fund's portfolio. The Fund's investment advisor is Templeton Asset Management Ltd. and Mark Mobius continues as the Fund's principal portfolio manager for equity investments.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Highlights


                                                                        YEAR ENDED MARCH 31,
                                                           ---------------------------------------------------
                                                              2002      2001       2000      1999      1998
                                                           ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $11.24     $14.48     $11.73    $13.35    $15.17
                                                           ---------------------------------------------------
Income from investment operations:
 Net investment income ..................................       .40 b      .59        .49       .56       .56
 Net realized and unrealized gains (losses) .............       .93 b    (3.46)      2.81     (1.77)     (.23)
                                                           ---------------------------------------------------
Total from investment operations ........................      1.33      (2.87)      3.30     (1.21)      .33
                                                           ---------------------------------------------------
Capital share repurchases ...............................        --        .24         --        --        --
                                                           ---------------------------------------------------
Less distributions from:
 Net investment income ..................................      (.44)      (.61)      (.55)     (.41)     (.72)
 Net realized gains .....................................        --         --         --        --     (1.24)
 Tax return of capital ..................................        --         --         --        --      (.19)
                                                           ---------------------------------------------------
Total distributions .....................................      (.44)      (.61)      (.55)     (.41)    (2.15)
                                                           ---------------------------------------------------
Net asset value, end of year ............................    $12.13     $11.24     $14.48    $11.73    $13.35
                                                           ===================================================
Market value, end of year a .............................  $11.6500    $9.5200   $10.5000   $9.6875  $12.6250
                                                           ===================================================
Total return (based on market value per share) ..........    27.68%    (3.96)%     13.50%  (19.96)%    15.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $49,917    $46,248    $63,505   $51,433   $58,520
Ratios to average net assets:
 Expenses ...............................................      2.13%     1.90%      1.88%     1.90%     1.88%
 Net investment income ..................................      3.50% b   4.61%      3.54%     4.97%     3.76%
Portfolio turnover rate .................................     57.13%    79.34%     54.73%    42.68%    74.67%

b The AICPA Audit and Accounting Guide of Investment Companies, was implemented as described in Note 1(g) resulting in the increase (decrease) to the following per share operating performance and ratio of net investment income
   (loss) to average net assets for the year ended March 31, 2002:


--------------------------------------------------------------------------------
Net investment income per share ......................................  $(0.01)
Net realized and unrealized gains (losses) per share .................    0.01
Ratio of net investment income to average net assets .................    (.11)%


+Based on average weighted shares outstanding effective year ended March 31,
 2000.
aBased on the last sale on the New York Stock Exchange.

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002



                                                                           COUNTRY       SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 60.5%
     AEROSPACE & DEFENSE .3%
     Embraer-Empresa Brasileira de Aeronautica SA ....................      Brazil         5,000  $    23,881
     Embraer-Empresa Brasileira de Aeronautica SA, ADR ...............      Brazil         5,015      101,222
                                                                                                  -----------
                                                                                                      125,103
                                                                                                  -----------
     AIRLINES .5%
     China Eastern Airline Corp. Ltd., H .............................       China       712,000       97,675
     Singapore Airlines Ltd. .........................................     Singapore      22,000      171,814
                                                                                                  -----------
                                                                                                      269,489
                                                                                                  -----------
     AUTO COMPONENTS .2%
     Hankook Tire Co. Ltd. ...........................................    South Korea     39,460       95,160
                                                                                                  -----------
     AUTOMOBILES .8%
    *Brilliance China Automotive Holdings Ltd. .......................       China       240,000       40,002
     China Motor Co. Ltd. ............................................      Taiwan       122,000       90,973
     Hyundai Motor Co. Ltd. ..........................................    South Korea      5,390      166,540
     Qingling Motors Co. Ltd., H .....................................       China       176,000       30,011
    *Tata Engineering & Locomotive Co. ...............................       India        25,532       66,081
                                                                                                  -----------
                                                                                                      393,607
                                                                                                  -----------
     BANKS 5.2%
     ABSA Group Ltd. .................................................   South Africa     27,200       60,550
     Akbank ..........................................................      Turkey   172,992,966      555,956
    *Bangkok Bank Public Co. Ltd., fgn. ..............................     Thailand       90,076      127,290
     Bank Rozwoju Eksportu SA ........................................      Poland         2,025       67,430
    *Bank Sinopac ....................................................      Taiwan       268,000      115,618
     Chinatrust Commercial Bank ......................................      Taiwan       154,000      120,995
     Commercial International Bank Ltd. ..............................       Egypt        21,700      147,602
     Credicorp Ltd. ..................................................       Peru          7,000       69,720
     Erste Bank Der Oester Sparkassen AG .............................      Austria        4,823      300,169
     Firstrand Ltd. ..................................................   South Africa    244,000      142,127
    *Grupo Financiero Banorte SA de CV, O ............................      Mexico         2,000        4,749
     Hansabank Ltd. ..................................................      Estonia       11,900      139,113
     International Commercial Bank of China ..........................      Taiwan       236,000      141,594
     Kookmin Bank ....................................................    South Korea         74        3,107
     Nedcor Ltd. .....................................................   South Africa      9,400       95,117
     Standard Bank Investment Corp. Ltd. .............................   South Africa      1,400        3,609
    *Thai Farmers Bank Public Co. Ltd., fgn. .........................     Thailand      320,800      187,969
     Unibanco Uniao de Bancos Brasileiros SA, GDR ....................      Brazil         4,400      107,580
    *Yapi ve Kredi Bankasi AS ........................................      Turkey     73,740,000     217,693
                                                                                                  -----------
                                                                                                    2,607,988
                                                                                                  -----------
     BEVERAGES 5.5%
    *Al Ahram Beverages Co., GDR .....................................       Egypt         8,602       69,246
     BBAG Oesterreichische Brau-Beteiligungs AG ......................      Austria        1,622       76,128
     Coca-Cola Hellenic Bottling Company SA ..........................      Greece         6,800       91,358
     Fomento Economico Mexicano SA de CV Femsa .......................      Mexico         9,120      430,008
     Fraser & Neave Ltd. .............................................     Singapore     100,300      424,297

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (CONT.)



                                                                           COUNTRY       SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)


     BEVERAGES (CONT.)
     Quilmes Industrial SA, B, ADR ...................................     Argentina      15,350  $   155,188
     San Miguel Corp., B .............................................    Philippines    313,570      381,053
     South African Breweries PLC .....................................   South Africa    160,460    1,109,737
                                                                                                  -----------
                                                                                                    2,737,015
                                                                                                  -----------
     BUILDING PRODUCTS .1%
     Taiwan Glass Industrial Corp. ...................................      Taiwan        68,000       45,655
                                                                                                  -----------
     CHEMICALS .6%
     Formosa Plastic Corp. ...........................................      Taiwan       122,000      154,062
     Samsung Fine Chemicals ..........................................    South Korea      6,170      107,409
     Sinopec Shanghai Petrochemical Co. Ltd. .........................       China       210,000       28,540
                                                                                                  -----------
                                                                                                      290,011
                                                                                                  -----------
     COMPUTERS & PERIPHERALS 2.0%
     Asustek Computer Inc. ...........................................      Taiwan        26,000      115,881
     Benq Corp. ......................................................      Taiwan        50,000      102,138
     CMC Magnetics Corp. .............................................      Taiwan       217,000      180,412
     Compal Electronics Inc. .........................................      Taiwan        60,000       80,054
    *Compeq Manufacturing Co. Ltd. ...................................      Taiwan       136,000      250,618
     Ritek Corp. .....................................................      Taiwan       225,000      253,275
                                                                                                  -----------
                                                                                                      982,378
                                                                                                  -----------
     CONSTRUCTION & ENGINEERING .5%
     Daelim Industrial Co. ...........................................    South Korea     15,540      194,404
     Hyundai Development Co. .........................................    South Korea      9,040       64,379
                                                                                                  -----------
                                                                                                      258,783
                                                                                                  -----------
     CONSTRUCTION MATERIALS 1.8%
     Cemex SA ........................................................      Mexico        66,035      388,249
     Cheung Kong Infrastructure Holdings Ltd. ........................     Hong Kong      21,000       33,790
     Gujarat Ambuja Cements Ltd. .....................................       India         1,960        8,048
     Siam Cement Public Co. Ltd., fgn. ...............................     Thailand       17,280      377,206
     Taiwan Cement Corp. .............................................      Taiwan       236,000       70,123
                                                                                                  -----------
                                                                                                      877,416
                                                                                                  -----------
     CONTAINERS & PACKAGING .3%
     Mayr-Melnhof Karton AG ..........................................      Austria        1,762      104,066
     Nampak Ltd. .....................................................   South Africa     37,200       37,642
                                                                                                  -----------
                                                                                                      141,708
                                                                                                  -----------
     DISTRIBUTORS .6%
     China Resources Enterprise Ltd. .................................       China       266,000      248,957
     Cycle & Carriage Ltd. ...........................................     Singapore      11,608       26,819
                                                                                                  -----------
                                                                                                      275,776
                                                                                                  -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (CONT.)



                                                                           COUNTRY       SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
     DIVERSIFIED FINANCIALS 2.2%
     Alexander Forbes Ltd. ...........................................   South Africa      8,461  $     9,753
     China Everbright Ltd. ...........................................       China       140,000       85,260
     Compania Suramericana de Inversiones SA .........................     Colombia        2,191          994
    *Haci Omer Sabanci Holding AS ....................................      Turkey    26,427,999      124,437
     Keppel Corp. Ltd. ...............................................     Singapore     138,600      308,192
     KOC Holding AS ..................................................      Turkey    10,316,999      254,455
     Kookmin Credit Card Co. Ltd. ....................................    South Korea      2,906      122,420
     Samsung Securities Co. Ltd. .....................................    South Korea      1,760       70,562
    *Yuanta Core Pacific Securities Co. ..............................      Taiwan       187,000      143,716
                                                                                                  -----------
                                                                                                    1,119,789
                                                                                                  -----------
     DIVERSIFIED TELECOMMUNICATION SERVICES 5.2%
     Chunghwa Telcom Co. Ltd. ........................................      Taiwan        54,000       78,682
     Hellenic Telecommunications Organization SA (OTE) ...............      Greece         6,080       88,262
     KT Corp. ........................................................    South Korea      6,430      305,279
     Mahanagar Telephone Nigam Ltd. ..................................       India        43,000      129,979
     Matav RT ........................................................      Hungary       46,700      162,449
     PT Indosat (Persero) TBK ........................................     Indonesia     304,500      314,573
     PT Telekomunikasi Indonesia TBK, B ..............................     Indonesia   1,757,780      729,054
     Rostelecom, ADR .................................................      Russia        11,684       90,317
     Singapore Telecommunications Ltd. ...............................     Singapore     161,000      138,835
     Telefonos de Mexico SA de CV (Telmex), L, ADR ...................      Mexico        12,037      486,174
     Telekomunikacja Polska SA .......................................      Poland        10,257       33,157
     Videsh Sanchar Nigam Ltd. .......................................       India        11,736       44,978
                                                                                                  -----------
                                                                                                    2,601,739
                                                                                                  -----------
     ELECTRIC UTILITIES 3.3%
     Centrais Eletricas Brasileiras SA ...............................      Brazil    17,680,000      294,413
     CEZ AS ..........................................................  Czech Republic   101,600      220,676
     Electricity Generating Public Co. Ltd., fgn. ....................     Thailand        3,600        3,640
     Korea Electric Power Corp. ......................................    South Korea     34,157      664,117
     Mosenergo, ADR ..................................................      Russia        16,440       66,582
     Tata Power Co. Ltd. .............................................       India        15,540       36,158
    *Unified Energy Systems ..........................................      Russia     2,082,300      341,289
                                                                                                  -----------
                                                                                                    1,626,875
                                                                                                  -----------
     ELECTRICAL EQUIPMENT .2%
     Phoenixtec Power Co. Ltd. .......................................      Taiwan       104,000       96,567
     Walsin Lihwa Corp. ..............................................      Taiwan        95,000       27,413
                                                                                                  -----------
                                                                                                      123,980
                                                                                                  -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (CONT.)



                                                                           COUNTRY       SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
     ELECTRONIC EQUIPMENT & INSTRUMENTS 1.7%
     Hana Microelectronics Co. Ltd., fgn. ............................     Thailand       12,800  $    25,441
     Reunert Ltd. ....................................................   South Africa     37,900       62,361
     Samsung Electro-Mechanics Co. ...................................    South Korea      2,610      151,453
     Samsung SDI Co. Ltd. ............................................    South Korea      1,508      128,418
    *Wintek Corp. ....................................................      Taiwan       125,000      106,424
    *Yageo Corp. .....................................................      Taiwan       408,000      363,687
                                                                                                  -----------
                                                                                                      837,784
                                                                                                  -----------
     ENERGY EQUIPMENT & SERVICES .2%
     Tubos de Acero de Mexico SA, ADR ................................      Mexico         7,400       79,106
                                                                                                  -----------
     FOOD & DRUG RETAILING .2%
     Dairy Farm International Holdings Ltd. ..........................     Hong Kong     119,250       85,860
     Migros Turk T.A.S. ..............................................      Turkey       296,000       21,680
                                                                                                  -----------
                                                                                                      107,540
                                                                                                  -----------
     FOOD PRODUCTS 2.0%
     Cheil Jedang Corp. ..............................................    South Korea      4,890      225,162
    *Molinos Rio de la Plata SA, B ...................................     Argentina      19,410       44,274
     PT Indofoods Sukses Makmur TBK ..................................     Indonesia   1,919,500      156,295
     Tiger Brands Ltd. ...............................................   South Africa     46,773      259,279
     Tongaat-Hulett Group Ltd. .......................................   South Africa     34,700      165,790
     UNI-President Enterprises Corp. .................................      Taiwan       429,000      167,916
                                                                                                  -----------
                                                                                                    1,018,716
                                                                                                  -----------
     HOTELS RESTAURANTS & LEISURE 1.0%
     China Travel International Investment Hong Kong Ltd. ............     Hong Kong      52,000       11,067
     Genting Bhd. ....................................................     Malaysia       72,400      264,832
     Kangwon Land Inc. ...............................................    South Korea      1,500      230,039
                                                                                                  -----------
                                                                                                      505,938
                                                                                                  -----------
     HOUSEHOLD DURABLES .5%
     Arcelik AS, Br. .................................................      Turkey    18,832,000      186,490
     TCL International Holdings Inc. .................................       China        32,000        6,400
     Vestel Electronik Sanayi ve Ticaret AS ..........................      Turkey    18,930,000       48,103
                                                                                                  -----------
                                                                                                      240,993
                                                                                                  -----------
     INDUSTRIAL CONGLOMERATES 5.6%
     Barloworld Ltd. .................................................   South Africa     64,540      352,088
     Beijing Enterprises Holdings Ltd. ...............................     Hong Kong     216,000      249,238
     China Merchants Holdings International Co. Ltd. .................     Hong Kong     365,000      287,798
     Citic Pacific Ltd. ..............................................     Hong Kong     184,000      382,166
     Grasim Industries Ltd. ..........................................       India        30,500      180,605
    *Grupo Carso SA de CV ............................................      Mexico        65,000      261,075
     Hutchison Whampoa Ltd. ..........................................     Hong Kong      29,000      255,617

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (CONT.)



                                                                           COUNTRY       SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
     INDUSTRIAL CONGLOMERATES (CONT.)
    *Quinenco SA, ADR ................................................       Chile         1,200  $     7,296
     Remgro Ltd. .....................................................   South Africa     86,600      480,053
     Shanghai Industrial Holdings Ltd. ...............................     Hong Kong     164,000      331,164
                                                                                                  -----------
                                                                                                    2,787,100
                                                                                                  -----------
     INSURANCE 1.3%
     Liberty Group Ltd. ..............................................   South Africa     41,178      195,654
     Old Mutual PLC ..................................................   South Africa    217,770      316,307
     Sanlam Ltd. .....................................................   South Africa    227,800      148,326
                                                                                                  -----------
                                                                                                      660,287
                                                                                                  -----------
     IT CONSULTING & SERVICES .4%
     Hughes Software Systems Ltd. ....................................       India         2,923       17,078
     Satyam Computers Services Ltd. ..................................       India        34,450      189,023
                                                                                                  -----------
                                                                                                      206,101
                                                                                                  -----------
     LEISURE EQUIPMENT & PRODUCTS .2%
     Giant Manufacturing Co. .........................................      Taiwan       105,000       96,596
                                                                                                  -----------
     MACHINERY .6%
    *Procomp Informatics Co. Ltd. ....................................      Taiwan       118,000      215,762
    *Samsung Heavy Industries Co. Ltd. ...............................    South Korea     12,290       59,739
     Sembcorp Marine Ltd. ............................................     Singapore      24,000       11,975
                                                                                                  -----------
                                                                                                      287,476
                                                                                                  -----------
     MARINE .1%
     China Shipping Development Co. Ltd., H ..........................       China       148,000       28,463
                                                                                                  -----------
     MEDIA .5%
     Singapore Press Holdings Ltd. ...................................     Singapore       7,000       93,391
     Zee Telefilms Ltd. ..............................................       India        47,445      163,208
                                                                                                  -----------
                                                                                                      256,599
                                                                                                  -----------
     METALS & MINING .4%
     Anglo American PLC ..............................................   South Africa        684       11,339
     Cia Vale do Rio Doce, ADR .......................................      Brazil         2,200       60,258
     Hindalco Industries Inc. ........................................       India         1,544       24,374
     Impala Platinum Holdings Ltd. ...................................   South Africa        950       50,405
    *JSC Mining & Smelting Co. Norilsk Nickel ........................      Russia         1,903       41,485
                                                                                                  -----------
                                                                                                      187,861
                                                                                                  -----------
    *MULTILINE RETAIL
     Organizacion Soriana SA de CV, B ................................      Mexico         7,000       22,811
                                                                                                  -----------
     OIL & GAS 6.2%
     China Petroleum & Chemical Corp., H .............................       China     2,146,000      346,673
     Lukoil Holdings, ADR ............................................      Russia         7,195      421,627
     MOL Magyar Olaj-Es Gazipari RT ..................................      Hungary       12,850      228,106
     OMV AG ..........................................................      Austria        4,890      466,662

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (CONT.)



                                                                           COUNTRY       SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
     OIL & GAS (CONT.)
     Perez Companc SA, B, ADR ........................................     Argentina       6,900  $    56,028
     PetroChina Co. Ltd., H ..........................................       China       324,000       66,879
     Polski Koncern Naftowy Orlen SA .................................      Poland        99,100      449,223
     PTT Exploration & Production Public Co. Ltd., fgn. ..............     Thailand       56,200      157,546
     PTT Public Co. Ltd., fgn. .......................................     Thailand       75,000       61,610
     Sasol Ltd. ......................................................   South Africa     39,700      440,141
     Slovnaft AS .....................................................  Slovak Republic    6,070       90,541
     Tupras-Turkiye Petrol Rafineleri AS .............................      Turkey    59,560,135      333,857
                                                                                                  -----------
                                                                                                    3,118,893
                                                                                                  -----------
     PAPER & FOREST PRODUCTS 1.8%
     Kimberly Clark de Mexico SA de CV, A ............................      Mexico       256,600      865,512
     Masisa SA, ADR ..................................................       Chile         2,100       24,360
                                                                                                  -----------
                                                                                                      889,872
                                                                                                  -----------
     PHARMACEUTICALS .9%
     Egis RT .........................................................      Hungary          782       41,364
     Gedeon Richter Ltd. .............................................      Hungary        3,940      253,624
     Pliva D D, GDR, Reg S ...........................................      Croatia       11,200      160,720
                                                                                                  -----------
                                                                                                      455,708
                                                                                                  -----------
     REAL ESTATE .9%
     Cheung Kong Holdings Ltd. .......................................     Hong Kong      36,000      321,933
     Hang Lung Development Co. Ltd. ..................................     Hong Kong     104,000       88,670
     Henderson Investment Ltd. .......................................     Hong Kong      60,000       48,464
                                                                                                  -----------
                                                                                                      459,067
                                                                                                  -----------
     ROAD & RAIL .3%
     Guangshen Railway Co. Ltd., H ...................................       China       340,000       61,464
     MTR Corp. Ltd. ..................................................     Hong Kong      78,000      113,003
                                                                                                  -----------
                                                                                                      174,467
                                                                                                  -----------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.1%
     Samsung Electronics Co. Ltd. ....................................    South Korea      3,116      839,496
    *Siliconware Precision Industries Co. Ltd. .......................      Taiwan       168,000      167,993
     Via Technologies Inc. ...........................................      Taiwan        17,000       65,083
                                                                                                  -----------
                                                                                                    1,072,572
                                                                                                  -----------
     SPECIALTY RETAIL .4%
     Giordano International Ltd. .....................................     Hong Kong     170,000      101,349
     Imperial Holdings Ltd. ..........................................   South Africa     26,098       97,825
                                                                                                  -----------
                                                                                                      199,174
                                                                                                  -----------
    *TEXTILES & APPAREL .2%
     Pou Chen Corp. ..................................................      Taiwan       102,000       82,179
                                                                                                  -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (CONT.)



                                                                           COUNTRY       SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
     TOBACCO 1.1%
     ITC Ltd. ........................................................       India        15,580  $   222,505
     Korea Tobacco & Ginseng Corp. ...................................    South Korea      2,380       31,478
     Philip Morris CR AS .............................................  Czech Republic       420       97,148
    *PT Gudang Garam TBK .............................................     Indonesia     143,000      158,646
     PT Hanjaya Mandala Sampoerna TBK ................................     Indonesia      61,000       28,094
     Souza Cruz SA ...................................................      Brazil         2,300       14,845
                                                                                                  -----------
                                                                                                      552,716
                                                                                                  -----------
     TRANSPORTATION INFRASTRUCTURE .6%
     Cosco Pacific Ltd. ..............................................     Hong Kong     462,000      313,933
                                                                                                  -----------
     WIRELESS TELECOMMUNICATION SERVICES 2.0%
    *China Mobile (Hong Kong) Ltd. ...................................       China        90,000      278,086
    *China Unicom Ltd. ...............................................       China       340,000      331,293
     Johnnic Holdings Ltd. ...........................................   South Africa      3,406       13,186
    *Shin Corporation Public Co. Ltd., fgn. ..........................     Thailand      563,500      224,002
     SK Telecom Co. Ltd. .............................................    South Korea        684      150,516
    *Venfin Ltd. .....................................................   South Africa        500          788
                                                                                                  -----------
                                                                                                      997,871
                                                                                                  -----------
     TOTAL COMMON STOCKS (COST $28,450,755) ..........................                             30,212,295
                                                                                                  -----------
     PREFERRED STOCKS 3.6%
     Banco Bradesco SA, pfd. .........................................      Brazil    92,771,971      562,859
     Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd. .........      Brazil    13,466,000      198,456
     Cheil Jedang Corp., pfd. ........................................    South Korea         30          556
     Cia de Bebidas Das Americas (Ambev), ADR, pfd. ..................      Brazil       730,000      142,293
     Cia Vale do Rio Doce, A, pfd. ...................................      Brazil         8,000      209,983
     Companhia Paranaense de Energia-Copel, B, pfd. ..................      Brazil    16,419,000      121,588
     Embotelladora Andina SA, A, ADR, pfd. ...........................       Chile         3,100       25,048
     Embraer-Empresa Brasileira de Aeronautica SA, pfd. ..............      Brazil           710        3,574
     Hyundai Motor Co., pfd. .........................................    South Korea      1,180       16,140
     Petroleo Brasileiro SA, pfd. ....................................      Brazil         9,000      223,645
     Samsung Electro-Mechanics Co. Ltd., pfd. ........................    South Korea        250        7,894
     Samsung Electronics Co. Ltd., pfd. ..............................    South Korea      2,000      271,299
     Samsung Fire & Marine Insurance Co. Ltd., pfd. ..................    South Korea        110        2,736
     Sociedad Quimica y Minera de Chile SA, B, ADR, pfd. .............       Chile         1,000       23,500
                                                                                                  -----------
     TOTAL PREFERRED STOCKS (COST $1,794,665) ........................                              1,809,571
                                                                                                  -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (CONT.)


                                                                                        PRINCIPAL
                                                                           COUNTRY       AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
    +BONDS - CORPORATE .4%
     Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02 .........      Mexico   $   197,398  $    49,350
     PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07 ...........     Indonesia     625,000      103,125
     Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01 ...............     Indonesia     250,000       30,000
                                                                                                  -----------
     TOTAL BONDS - CORPORATE (COST $1,069,269) .......................                                182,475
                                                                                                  -----------
     BONDS - GOVERNMENT & GOVERNMENT AGENCIES 32.5%
     Government of Brazil:
      9.375%, 4/07/08 ................................................      Brazil       950,000      870,438
      Series L, cvt., FRN, 3.25%, 4/15/12 ............................      Brazil     1,115,000      851,581
      10.125%, 5/15/27 ...............................................      Brazil     1,075,000      852,744
      12.25%, 3/06/30 ................................................      Brazil        75,000       69,656
      11.00%, 8/17/40 ................................................      Brazil     2,400,000    1,989,000
     Minfin of Russia:
      144A, 10.00%, 6/26/07 ..........................................      Russia       810,000      855,068
      Reg S, 10.00%, 6/26/07 .........................................      Russia       500,000      527,820
     Republic of Bulgaria:
      FRN, 2.8125%, 7/28/11 ..........................................     Bulgaria      490,000      430,284
      Series A, FRN, 2.8125%, 7/28/24 ................................     Bulgaria      775,000      697,500
     Republic of Colombia:
      Series NOV, 9.75%, 4/23/09 .....................................     Colombia      300,000      308,550
      10.00%, 1/23/12 ................................................     Colombia      132,000      126,885
     Republic of Ecuador, 144A, 12.00%, 11/15/12 .....................      Ecuador      720,000      577,800
     Republic of Panama:
      FRN, 2.99%, 5/14/02 ............................................      Panama        38,462       38,179
      9.375%, 4/01/29 ................................................      Panama       250,000      263,125
     Republic of Peru, FRN, 4.50%, 3/07/17 ...........................       Peru        435,600      351,747
     Republic of Philippines, 9.875%, 3/16/10 ........................    Philippines  1,100,000    1,174,250
     Republic of Turkey:
      144A, 10.00%, 9/19/07 ..........................................      Turkey       576,000      582,390
      12.375%, 6/15/09 ...............................................      Turkey       200,000      212,500
      11.875%, 1/15/30 ...............................................      Turkey       531,000      538,036
     Republic of Venezuela:
      144A, 9.125%, 6/18/07 ..........................................     Venezuela     280,000      225,968
      Reg S, 9.125%, 6/18/07 .........................................     Venezuela     160,000      129,124
      9.25%, 9/15/27 .................................................     Venezuela     535,000      367,946
     United Mexican States:
      9.75%, 4/06/05 .................................................      Mexico       250,000      279,375
      9.875%, 1/15/07 ................................................      Mexico     1,120,000    1,274,000
      8.625%, 3/12/08 ................................................      Mexico       825,000      888,938
      10.375%, 2/17/09 ...............................................      Mexico       200,000      232,000
      11.375%, 9/15/16 ...............................................      Mexico     1,192,000    1,498,940
                                                                                                  -----------
     TOTAL BONDS - GOVERNMENT & GOVERNMENT AGENCIES (COST $15,464,595)                             16,213,844
                                                                                                  -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (CONT.)


                                                                                        PRINCIPAL
                                                                           COUNTRY       AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
     SHORT TERM INVESTMENTS 3.2%
     Den Danske Bank, 1.8125%, 4/01/02, Time Deposit .................  United States $ 675,000   $   675,000

                                                                                       SHARES
                                                                                     ----------
    aFranklin Institutional Fiduciary Trust Money Market Portfolio ...  United States   902,369      902,369
                                                                                                  -----------
     TOTAL SHORT TERM INVESTMENTS (COST $1,577,369) ..................                              1,577,369
                                                                                                  -----------
     TOTAL INVESTMENTS (COST $48,356,653) 100.2% .....................                             49,995,554
     OTHER ASSETS, LESS LIABILITIES (.2)% ............................                                (78,507)
                                                                                                  -----------
     TOTAL NET ASSETS 100.0% .........................................                            $49,917,047
                                                                                                  ===========




*Non-income producing.
+Represents defaulted bonds.
aThe Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by
 Franklin Advisers Inc., an affiliate of Franklin Resources Inc.


                       See notes to financial statements.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002



Assets:
 Investments in securities, at value (cost $48,356,653) ...................................  $ 49,995,554
 Receivables:
  Investment securities sold ..............................................................        41,289
  Dividends and interest ..................................................................       376,033
                                                                                             ------------
      Total assets ........................................................................    50,412,876
                                                                                             ------------
Liabilities:
 Payables:
  Investment securities purchased .........................................................       322,756
  To affiliates ...........................................................................        62,500
 Due to custodian .........................................................................        46,894
 Accrued expenses .........................................................................        63,679
                                                                                             ------------
      Total liabilities ...................................................................       495,829
                                                                                             ------------
Net assets, at value ......................................................................  $ 49,917,047
                                                                                             ============
Net assets consist of:
  Undistributed net investment income .....................................................  $    115,618
  Net unrealized appreciation .............................................................     1,636,615
  Accumulated net realized loss ...........................................................   (10,256,454)
  Capital shares ..........................................................................    58,421,268
                                                                                             ------------
Net assets, at value ......................................................................  $ 49,917,047
                                                                                             ============
Net asset value per share ($49,917,047 / 4,115,310 shares outstanding) ....................        $12.13
                                                                                             ============



                       See notes to financial statements.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002



Investment Income:
 (net of foreign taxes of $51,399)
 Dividends ..................................................................   $   773,647
 Interest ...................................................................     1,851,458
                                                                                -----------
      Total investment income ...............................................                 $ 2,625,105
Expenses:
 Management fees (Note 3) ...................................................       572,696
 Administrative fees (Note 3) ...............................................       116,584
 Transfer agent fees ........................................................        86,312
 Custodian fees .............................................................        44,179
 Reports to shareholders ....................................................        42,049
 Registration and filing fees ...............................................        23,750
 Professional fees ..........................................................        76,634
 Directors' fees and expenses ...............................................         8,010
 Other ......................................................................        22,512
                                                                                -----------
      Total expenses ........................................................                     992,726
                                                                                              -----------
           Net investment income ............................................                   1,632,379
                                                                                              -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ...............................................................    (4,029,666)
  Foreign currency transactions .............................................       (78,111)
                                                                                -----------
      Net realized loss .....................................................                  (4,107,777)
Net unrealized appreciation on:
  Investments ...............................................................     7,963,770
  Translation of assets and liabilities denominated in foreign currencies ...         7,159
                                                                                -----------
      Net unrealized appreciation ...........................................                   7,970,929
                                                                                              -----------
Net realized and unrealized gain ............................................                   3,863,152
                                                                                              -----------
Net increase in net assets resulting from operations ........................                 $ 5,495,531
                                                                                              ===========



                       See notes to financial statements.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2002 AND 2001


                                                                                    2002          2001
                                                                               ---------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................  $ 1,632,379   $  2,493,233
  Net realized loss from investments and foreign currency transactions ......   (4,107,777)    (1,673,485)
  Net unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies ................    7,970,929    (12,945,238)
                                                                               ---------------------------
      Net increase (decrease) in net assets resulting from operations .......    5,495,531    (12,125,490)

 Distributions to shareholders from net investment income ...................   (1,826,786)    (2,556,323)

 Capital share transactions (Note 2) ........................................           --     (2,574,561)
                                                                               ---------------------------
      Net increase (decrease) in net assets .................................    3,668,745    (17,256,374)

Net assets:
 Beginning of year ..........................................................   46,248,302     63,504,676
                                                                               ---------------------------
 End of year ................................................................  $49,917,047   $ 46,248,302
                                                                               ===========================
Undistributed net investment income included in net assets:
 End of year ................................................................  $   115,618   $    448,797
                                                                               ===========================



                       See notes to financial statements.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Appreciation Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks capital appreciation. Under normal market conditions, the Fund invests substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries.

On March 19, 2002, the Board of Directors for the Fund approved a proposal to merge the Fund into the Templeton Developing Markets Trust, subject to approval by the shareholders of the Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to March 31, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $100,872 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the year ended March 31, 2002 was to decrease net investment income by $53,290 and increase unrealized gains by $28,946 and decrease net realized losses by $24,344. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. CAPITAL STOCK

On May 17, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (CONTINUED)



2. CAPITAL STOCK (CONT.)

At March 31, 2002, there were 100 million shares authorized ($.01par value). Share repurchase transactions were as follows:

                                                                                        YEAR ENDED
                                                                                    ---------------------
                                                                                      2002       2001
---------------------------------------------------------------------------------------------------------
Shares repurchased .................................................................   --        269,400
Amount repurchased .................................................................   --     $2,574,561
Weighted average discount of market price to net asset value of shares repurchased .   --            28%

Through March 31, 2002 the Fund had repurchased a total of 269,400 shares.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Advisers, Inc. (Advisers), and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager, sub-advisor, and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund. TAML has entered into a sub-advisory agreement with Advisers, whereby Advisers manages the debt component of the Fund's portfolio. TAML pays to Advisers a fee of 0.30% per year of the Fund's average daily net assets. TAML pays an economic consulting and shareholder servicing fee to UBS Warburg, LLC of 0.10% per year of the average daily net assets of the Fund. The Fund pays FT Services an administrative fee of 0.25% per year of the Fund's average daily net assets, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services, subject to a minimum monthly fee of $8,333.


4. INCOME TAXES

At March 31, 2002, the cost of investments, net unrealized appreciation and undistributed ordinary income for income tax purposes were as follows:

      Cost of investments ..........................  $48,780,222
                                                      -----------
      Unrealized appreciation ......................    5,718,751
      Unrealized depreciation ......................   (4,503,419)
                                                      -----------
      Net unrealized appreciation ..................  $ 1,215,332
                                                      ===========
      Distributable earnings - ordinary income .....  $   462,949
                                                      ===========

The tax character of distributions paid during the year ended March 31, 2002, was the same for financial statements and tax purposes.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (CONTINUED)



4. INCOME TAXES (CONT.)

Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales, passive foreign investment companies, foreign currency transactions, and losses realized subsequent to October 31, on the sale of securities and foreign currencies.

At March 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

         Capital loss carryovers expiring in:
            2008 ...................................  $2,742,652
            2010 ...................................   5,686,481
                                                      ----------
                                                      $8,429,133
                                                      ==========


At March 31, 2002, the Fund has deferred capital and currency losses occurring subsequent to October 31, 2001 of $1,558,561 and $34,084, respectively. For tax purposes, such losses will be reflected in the year ending March 31, 2003.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2002 aggregated $25,852,115 and $24,012,479, respectively.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Emerging Markets Appreciation Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Appreciation Fund, Inc. (the "Fund") at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to April 1, 1999 were audited by other independent accountants whose report dated April 30, 1999 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
San Francisco, California
April 26, 2002

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Tax Designation


At March 31, 2002, more than 50% of the Templeton Emerging Markets Appreciation Fund Inc.'s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to shareholders in June 2002.
                                           FOREIGN TAX     FOREIGN SOURCE
COUNTRY                                  PAID PER SHARE   INCOME PER SHARE
--------------------------------------------------------------------------------
Argentina                                   $0.0000         $0.0113
Austria                                      0.0007          0.0032
Brazil                                       0.0034          0.1030
Bulgaria                                     0.0000          0.0132
China                                        0.0000          0.0044
Colombia                                     0.0000          0.0058
Croatia                                      0.0000          0.0006
Czech Republic                               0.0005          0.0022
Denmark                                      0.0000          0.0044
Ecuador                                      0.0000          0.0173
Egypt                                        0.0000          0.0042
Estonia                                      0.0001          0.0001
Finland                                      0.0000          0.0001
Germany                                      0.0000          0.0011
Greece                                       0.0000          0.0013
Hong Kong                                    0.0000          0.0112
Hungary                                      0.0002          0.0007
India                                        0.0000          0.0061
Indonesia                                    0.0013          0.0210
Luxembourg                                   0.0000          0.0008
Malaysia                                     0.0000          0.0004
Mexico                                       0.0010          0.0606
Panama                                       0.0000          0.0046
Peru                                         0.0000          0.0021
Philippines                                  0.0003          0.0189
Poland                                       0.0003          0.0014
Russia                                       0.0002          0.0246
Singapore                                    0.0011          0.0121
Slovakia                                     0.0001          0.0006
South Africa                                 0.0000          0.0221
South Korea                                  0.0010          0.0041
Taiwan                                       0.0004          0.0002
Thailand                                     0.0001          0.0020
Turkey                                       0.0000          0.0379
United Kingdom                               0.0003          0.0022
Venezuela                                    0.0000          0.0267
                                        ----------------------------------------
TOTAL                                       $0.0110         $0.4325
                                        ========================================

In January 2003, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2002. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Annual Meeting of Shareholders, August 30, 2001


An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on August 30, 2001. The purpose of the meeting was to elect four Directors of the Fund and to consider the approval or rejection of a shareholder proposal requesting that the Board of Directors take action to ensure that Fund shares trade at less than a 5% discount to net asset value. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers and S. Joseph Fortunato.* Shareholders voted to reject the proposal requesting that the Board of Directors take action to ensure that the Fund's shares trade at less than a 5% discount to net asset value. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                            % OF          % OF                          % OF        % OF
                                         OUTSTANDING      VOTED                      OUTSTANDING    VOTED
TERM EXPIRING 2004:         FOR            SHARES         SHARES       WITHHELD         SHARES      SHARES
-------------------------------------------------------------------------------------------------------------
Harris J. Ashton .......  3,714,891        90.27%        95.45%         177,113         4.30%       4.55%
Nicholas F. Brady ......  3,722,885        90.46%        95.65%         169,119         4.11%       4.35%
Frank J. Crothers ......  3,704,972        90.03%        95.19%         187,032         4.54%       4.81%
S. Joseph Fortunato ....  3,712,056        90.20%        95.38%         179,948         4.37%       4.62%

2. The rejection of a shareholder proposal requesting that the Board of Directors take action to ensure that Fund shares trade at less than a 5% discount to net asset value:

                                           % OF            % OF
                                         OUTSTANDING       VOTED
                          SHARES VOTED     SHARES         SHARES
----------------------------------------------------------------------
For ...................    773,962        18.81%           35.59%
Against ...............  1,400,440        34.03%           64.41%
Abstain ...............     91,884         2.23%               --
Broker Non-Votes ......  1,625,718        39.50%               --
----------------------------------------------------------------------
TOTAL .................  3,892,004        94.57%          100.00%

* MARTIN L. FLANAGAN, ANDREW H. HINES, JR., EDITH E. HOLIDAY, CHARLES B. JOHNSON, RUPERT H. JOHNSON, JR., BETTY P. KRAHMER, GORDON S. MACKLIN, FRED R. MILLSAPS AND CONSTANTINE D. TSERETOPOULOS, ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Dividend Reinvestment and Cash Purchase Plan


The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Appreciation Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.



TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com

















SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Appreciation Fund, Inc. are traded on the New York Stock Exchange under the symbol "TEA." Information about the net asset value and the market price is published each Monday in THE WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECT SM. For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Appreciation Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

DIRECTORS AND OFFICERS


The name, age and address of the officers and directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below. Each director will serve until that person's successor is elected and qualified.


INDEPENDENT DIRECTORS                                         NUMBER OF
                                                          PORTFOLIOS IN FUND
                                              LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED     BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (69)            Director     Since 1994           138          Director, RBC Holdings, Inc. (bank holding
500 East Broward Blvd.                                                          company) and Bar-S Foods (meat packing company).
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------

FRANK J. CROTHERS (57)           Director     Since 1997           19           None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities
Co., Ltd.; and Director and President, Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
-----------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (69)         Director     Since 1994          139           None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)        Director     Since 1994           30           None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd College (1991-present); and FORMERLY, Chairman and
Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman of the
Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990); and director of various of its subsidiaries.
-----------------------------------------------------------------------------------------------------------------------------------

                                                              NUMBER OF
                                                          PORTFOLIOS IN FUND
                                              LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED     BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (50)            Director     Since 1996           84           Director, Amerada Hess Corporation (exploration
500 East Broward Blvd.                                                          and refining of oil and gas); Hercules
Suite 1200                                                                      Incorporated (chemicals, fibers and resins);
Fort Lauderdale, FL 33394-3091                                                  Beverly Enterprises, Inc. (health care); H.J.
                                                                                Heinz Company (processed foods and allied
                                                                                products); RTI International Metals, Inc.
                                                                                (manufacture and distribution of titanium); Digex
                                                                                Incorporated (web hosting provider); and Canadian
                                                                                National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------

BETTY P. KRAHMER (72)            Director     Since 1994           24           None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
-----------------------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (73)           Director     Since 1994          138           Director, White Mountains Insurance Group, Ltd.;
500 East Broward Blvd.                                                          Martek Biosciences Corporation; WorldCom, Inc.
Suite 1200                                                                      (communications services); MedImmune, Inc.
Fort Lauderdale, FL 33394-3091                                                  (biotechnology); Overstock.com (Internet
                                                                                services); and Spacehab, Inc. (aerospace
                                                                                services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
-----------------------------------------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (72)            Director     Since 1994           30           None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and FORMERLY,
Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------------------------------------

CONSTANTINE DEAN                 Director     Since 1998           20           None
TSERETOPOULOS (47)
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS                             NUMBER OF
                                                          PORTFOLIOS IN FUND
                                              LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED     BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------

**NICHOLAS F. BRADY (71)         Director     Since 1994           65           Director, Amerada Hess Corporation (exploration
500 East Broward Blvd.                                                          and refining of oil and gas), C2, Inc. (operating
Suite 1200                                                                      and investment business), and H.J. Heinz Company
Fort Lauderdale, FL 33394-3091                                                  (processed foods and allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets Investments
LDC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd., and Franklin Templeton Investment Fund; and
FORMERLY, Secretary of the United States Department of the Treasury (1988-1993), Chairman of the Board, Dillon, Read & Co., Inc.
(investment banking) (until 1988) and U.S. Senator, New Jersey (April 1982-December 1982).
-----------------------------------------------------------------------------------------------------------------------------------

**MARTIN L. FLANAGAN (41)        Director     Since 1994            7           None
One Franklin Parkway             and Vice
San Mateo, CA 94403-1906         President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 52 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (68)        Director     Director since      138           None
One Franklin Parkway             and Vice     1995 and Vice
San Mateo, CA 94403-1906         President    President since 1994

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

**RUPERT H. JOHNSON, JR. (61)    Director     Director since      120           None
One Franklin Parkway             and Vice     1994 and Vice
San Mateo, CA 94403-1906         President    President since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (56)             Vice         Since 1996   Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
and of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                              NUMBER OF
                                                          PORTFOLIOS IN FUND
                                              LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED     BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------

JEFFREY A. EVERETT (38)          Vice         Since 2001   Not Applicable       None
P.O. Box N-7759                  President
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (54)               Vice         Since 2000   Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director,
Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996), Property Resources Equity Trust
(until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (54)            Vice         Vice President  Not Applicable    None
One Franklin Parkway             President    since 2000 and
San Mateo, CA 94403-1906         and          Secretary since
                                 Secretary    1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow,
U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------

CHARLES E. JOHNSON (45)          Vice         Since 1996    Not Applicable      None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton
Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board,
President and Director, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of
Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

JOHN R. KAY (61)                 Vice         Since 1994    Not Applicable      None
500 East Broward Blvd.           President
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; officer of 23 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice
President and Controller, Keystone Group, Inc.

                                                              NUMBER OF
                                                          PORTFOLIOS IN FUND
                                              LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION     TIME SERVED     BY DIRECTOR*      OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------

MARK MOBIUS (65)                 President    Since 1994   Not Applicable       None
Two Exchange Square
39th Floor, Suite 3905-08
Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice
President and Director, Templeton Global Advisors Limited; officer of eight of the investment companies in Franklin Templeton
Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY,
President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director,
Vickers da Costa, Hong Kong (1983-1986).
-----------------------------------------------------------------------------------------------------------------------------------

BRUCE S. ROSENBERG (40)          Treasurer    Since 2000   Not Applicable       None
500 East Broward Blvd.
Suite 1200
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of 19 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (64)           Vice         Since 2000   Not Applicable       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief
Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director,
Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Mr. Flanagan's status as an interested person results from his position as an officer of Franklin Resources, Inc. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Franklin Resources, Inc.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

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


LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS



GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund
GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund
GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund



GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund 2
Franklin Small Cap Growth Fund II 3
Franklin Technology Fund
GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund 4
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund



Franklin Small Cap Value Fund 5
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund
INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 7
Franklin Short-Intermediate
 U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 6
Franklin Federal Money Fund 6,8
Franklin Money Fund 6,8



TAX-FREE INCOME9
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 10
Tax-Exempt Money Fund 6,8
STATE-SPECIFIC
TAX-FREE INCOME 9



Alabama
Arizona
California 11
Colorado
Connecticut
Florida 11
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 10
Michigan 10
Minnesota 10
Missouri
New Jersey
New York 11
North Carolina
Ohio 10
Oregon
Pennsylvania
Tennessee
Texas
Virginia



INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 12



1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY). 12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           05/02

[logo omitted]
FRANKLIN TEMPLETON
   INVESTMENTS

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030


ANNUAL REPORT
TEMPLETON EMERGING MARKETS
APPRECIATION FUND, INC.

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTEA A2002 05/02          [LOGO OMITTED] Printed on recycled paper